Leverage Shares 2X Long HOOD Daily ETF
Schedule of Investments
July 31, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 13.1%		Value
Money Market Funds - 13.1%	Shares
First American Treasury Obligations Fund - Class X, 4.22%(a)	7,326,438	$7,326,438
TOTAL SHORT-TERM INVESTMENTS (Cost $7,326,438)		7,326,438

TOTAL INVESTMENTS - 13.1% (Cost $7,326,438)		7,326,438
Other Assets in Excess of Liabilities - 86.9%		48,468,499
TOTAL NET ASSETS - 100.0%		$55,794,937
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Leverage Shares 2X Long HOOD Daily ETF
Schedule of Total Return Swap Contracts
July 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Robinhood Markets, Inc.	Cantor Fitzgerald & Co.	Receive	OBFR + 3.75%	Termination	04/21/2026	$42,531,311	$6,619,461
Robinhood Markets, Inc.	Clear Street LLC	Receive	OBFR + 3.50%	Termination	04/22/2026	45,945,667	(108,751)
Robinhood Markets, Inc.	Marex Capital Markets Inc.	Receive	OBFR + 4.00%	Termination	04/21/2026	23,088,353	1,446,131
Net Unrealized Appreciation (Depreciation)							$7,956,841

There are no upfront payments or receipts associated with total return swaps in the Fund as of July 31, 2025.

OBFR - Overnight Bank Funding Rate was 4.33% as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Leverage Shares 2X Long HOOD Daily ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	7,326,438	–	–	7,326,438
Total Investments	7,326,438	–	–	7,326,438

Other Financial Instruments:
Total Return Swaps*	–	8,065,592	–	8,065,592
Total Other Financial Instruments	–	8,065,592	–	8,065,592

Liabilities:
Other Financial Instruments:
Total Return Swaps*	–	(108,751)	–	(108,751)
Total Other Financial Instruments	–	(108,751)	–	(108,751)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of July 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.